Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. Lynch, Terrence R. Curtin and Robert A. Scott his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3 and any subsequent registration statement Tyco Electronics Ltd. may hereafter file with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended, to register additional shares of common stock, and to file this Registration Statement and any subsequent registration statement and all amendments thereto, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do, and hereby ratifies and confirms all his said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one Power of Attorney.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of January 12, 2011.

Signature	Title

/s/ Thomas J. Lynch	Chief Executive Officer And Director (Principal Executive Officer)
Thomas J. Lynch

/s/ Terrence R. Curtin	Executive Vice President And Chief Financial Officer (Principal Financial Officer)
Terrence R. Curtin

/s/ Robert J. Ott	Senior Vice President And Corporate Controller (Principal Accounting Officer)
Robert J. Ott

/s/ Frederic M. Poses	Director
Frederic M. Poses

/s/ Pierre R. Brondeau	Director
Pierre R. Brondeau

/s/ Ram Charan	Director
Ram Charan

/s/ Juergen W. Gromer	Director
Juergen W. Gromer

/s/ Robert M. Hernandez	Director
Robert M. Hernandez

Signature	Title

/s/ Daniel J. Phelan	Director
Daniel J. Phelan

/s/ Lawrence S. Smith	Director
Lawrence S. Smith

/s/ Paula A. Sneed	Director
Paula A. Sneed

/s/ David P. Steiner	Director
David P. Steiner

/s/ John C. Van Scoter	Director
John C. Van Scoter